EXHIBIT 11

                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                              BASIC        DILUTED
                                                                                                             WEIGHTED      WEIGHTED
                                                                                                             AVERAGE       AVERAGE
                                                                                              SHARES         SHARES         SHARES
                                                                                            ----------     ----------     ----------
Quarter ended September 30, 1998
   Shares attributable to Auto Europe, accounting acquiror, at beginning of period           1,083,334      1,083,334      1,083,334

   Shares issued in consideration for acquisition of the Pooling Acquisitions                1,997,344      1,997,344      1,997,344

   Shares issued in consideration for acquisition of Other Founding Companies                2,338,891      2,338,891      2,338,891

   Shares issued to founders and management of TSI                                           2,484,501      2,484,501      2,484,501

   Sold pursuant to the initial public offering                                              2,875,000      2,875,000      2,875,000

   Shares issued in consideration for acquisition of Trax Software                              32,985         32,985         32,985

   Shares issued in consideration for acquisition of Diplomat                                   21,821         21,821         21,821

   Shares issued in consideration for acquisition of Goldcoast                                 163,755        163,755        163,755

   Shares issued in consideration for acquisition of AutoNet                                     2,183          1,455          1,455

   Shares issued in consideration for acquisition of Lexington                                 283,990        283,990        283,990

   Shares issued in consideration for acquisition of 1-800-Cruises                              36,546         19,897         19,897

   Shares used in connection with the secondary stock offering                               2,025,000      1,597,500      1,597,500

   Exercised options                                                                            13,719         13,719         13,719

   Options granted                                                                           1,649,903             --        473,091
                                                                                            ==========     ==========     ==========
   Shares used in computing earnings per share for quarter ended September 30, 1998         15,008,972     12,914,920     13,388,011
                                                                                            ==========     ==========     ==========

Quarter ended September 30, 1999
   Shares attributable to Auto Europe, accounting acquiror, at beginning of period           1,083,334      1,083,334      1,083,334

   Shares issued in consideration for acquisition of the Pooling Acquisitions                1,997,344      1,997,344      1,997,344

   Shares issued in consideration for acquisition of Other Founding Companies                2,338,891      2,338,891      2,338,891

   Shares issued to founders and management of TSI                                           2,484,501      2,484,501      2,484,501

   Sold pursuant to the initial public offering                                              2,875,000      2,875,000      2,875,000

   Shares issued in consideration for acquisition of Trax Software                              32,985         32,985         32,985

   Shares issued in consideration for acquisition of Diplomat                                   21,821         21,821         21,821

   Shares issued in consideration for acquisition of Goldcoast                                 163,755        163,755        163,755

   Shares issued in consideration for acquisition of AutoNet                                     2,183          2,183          2,183

   Shares issued in consideration for acquisition of Lexington                                 283,990        283,990        283,990

   Shares issued in consideration for acquisition of 1-800-CRUISES                              36,546         36,546         36,546

   Shares issued in consideration for acquisition of AHI                                       145,400        145,400        145,400

   Shares issued in consideration for acquisition of LVI                                       248,600        248,600        248,600

   Additional Shares used in consideration for acquisition of Lifestyles                       144,928         96,619         96,619

   Shares issued in connection with the secondary stock offering                             2,025,000      2,025,000      2,025,000

   Exercised options                                                                            73,799         73,799         73,799

   Options granted                                                                           2,046,172             --         84,721
                                                                                            ----------     ----------     ----------
   Shares used in computing earnings per share for the quarter ended September 30, 1999     16,004,249     13,909,768     13,994,489
                                                                                            ==========     ==========     ==========

                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                              BASIC        DILUTED
                                                                                                             WEIGHTED      WEIGHTED
                                                                                                             AVERAGE       AVERAGE
                                                                                              SHARES         SHARES         SHARES
                                                                                            ----------     ----------     ----------
Nine month period ended September 30, 1998
     Shares attributable to Auto Europe, accounting acquiror, at beginning of period          1,083,334     1,083,334      1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions               1,997,344     1,997,344      1,997,344

     Shares issued in consideration for acquisition of Other Founding Companies               2,338,891     2,338,891      2,338,891

     Shares issued to founders and management of TSI                                          2,484,501     2,484,501      2,484,501

     Sold pursuant to the initial public offering                                             2,875,000     2,875,000      2,875,000

     Shares issued in consideration for acquisition of Trax Software                             32,985        32,985         32,985

     Shares issued in consideration for acquisition of Diplomat                                  21,821        19,821         19,821

     Shares issued in consideration for acquisition of Goldcoast                                163,755       136,463        136,463

     Shares issued in consideration for acquisition of AutoNet                                    2,183           728            728

     Shares issued in consideration for acquisition of Lexington                                283,990        47,332         47,332

     Shares used in consideration for acquisition of 1-800-Cruises                               36,546         6,632          6,632

     Shares used in consideration with the secondary stock offering                           2,025,000       532,500        532,500

     Exercised options                                                                           13,719        13,719         13,719

     Options granted                                                                          1,649,903             -        491,806
                                                                                             ----------    ----------     ----------
     Shares used in computing earnings per share for the period ended September 30, 1998     15,008,972    11,658,102     12,149,908
                                                                                             ==========    ==========     ==========

Nine month period ended September 30, 1999
     Shares attributable to Auto Europe, accounting acquiror, at beginning of period          1,083,334     1,083,334      1,083,334

     Shares issued in consideration for acquisition of the Pooling Acquisitions               1,997,344     1,997,344      1,997,344

     Shares issued in consideration for acquisition of Other Founding Companies               2,338,891     2,338,891      2,338,891

     Shares issued to founders and management of TSI                                          2,484,501     2,484,501      2,484,501

     Sold pursuant to the initial public offering                                             2,875,000     2,875,000      2,875,000

     Shares issued in consideration for acquisition of Trax Software                             32,985        32,985         32,985

     Shares issued in consideration for acquisition of Diplomat                                  21,821        21,821         21,821

     Shares issued in consideration for acquisition of Goldcoast                                163,755       163,755        163,755

     Shares issued in consideration for acquisition of AutoNet                                    2,183         2,183          2,183

     Shares issued in consideration for acquisition of Lexington                                283,990       283,990        283,990

     Shares issued in consideration for acquisition of 1-800-CRUISES                             36,546        36,546         36,546

     Shares issued in consideration for acquisition of AHI                                      145,400       121,167        121,167

     Shares issued in consideration for acquisition of LVI                                      248,600       207,167        207,167

     Additional Shares used in consideration for acquisition of LVI                             144,928        33,280         33,280

     Shares issued in connection with the secondary stock offering                            2,025,000     2,025,000      2,025,000

     Exercised options                                                                           73,799        73,799         73,799

     Options granted                                                                          2,046,172             -         84,634
                                                                                             ----------    ----------     ----------
     Shares used in computing earnings per share for the period ended September 30, 1999     16,004,249    13,780,762     13,865,396
                                                                                             ==========    ==========     ==========